Cincinnati Financial Corporation

Supplemental Financial Data

June 30, 2006

Second Quarter

6200 South Gilmore Road

Fairfield, Ohio 45014-5141

www.cinfin.com/investors

Investor Contact:	Media Contact:		Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik		Jerry L. Litton
(513) 870-2768	(513) 603-5323		(513) 870-2639

Cincinnati Financial Corporation
	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Corporate Debt	aa-	A+	A2	A

The Cincinnati Insurance Companies

	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Property Casualty Group	A++	--	Aa3	AA-
The Cincinnati Insurance Company	A++	AA	Aa3	AA-
The Cincinnati Indemnity Company	A++	AA	Aa3	AA-
The Cincinnati Casualty Company	A++	AA	Aa3	AA-

The Cincinnati Life Insurance Company	A+	AA	--	AA-

Ratings are as of August 1, 2006, under continuing review and subject to change and/or affirmation. For the latest ratings, select the Ratings tab on www.cinfin.com/investors.

The consolidated financial statements and financial exhibits that follow are unaudited.  These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included in the Annual Report on Form 10-K for 2005. The results of operations for interim periods should be considered indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Second Quarter 2006
	Page	Status
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3	8/2/2006

Consolidated
Quick Reference	4	8/2/2006
Consolidated Statements of Income	5	8/2/2006
CFC and Subsidiary Consolidation – Six Months Ended June 30, 2006	6	8/2/2006
CFC and Subsidiary Consolidation – Six Months Ended June 30, 2005	7	8/2/2006
CFC and Subsidiary Consolidation – Three Months Ended June 30, 2006	8	8/2/2006
CFC and Subsidiary Consolidation – Three Months Ended June 30, 2005	9	8/2/2006
Consolidated Balance Sheets	10	8/2/2006
10-Year Net Income Reconciliation	11	8/2/2006
Quarterly Net Income Reconciliation	12	8/2/2006
Top Holdings -- Common Stocks	13	8/2/2006

Property Casualty Insurance Operations
GAAP Statements of Income	14	8/2/2006
Statutory Statements of Income	15	8/2/2006
Statutory Quarterly Analysis – Consolidated	16	8/2/2006
Statutory Quarterly Analysis – Commercial Lines	17	8/2/2006
Statutory Quarterly Analysis – Personal Lines	18	8/2/2006
Direct Written Premiums by Line of Business and State	19	8/2/2006
Quarterly Property Casualty Data – Commercial Lines of Business	20	8/2/2006
Quarterly Property Casualty Data – Personal Lines of Business	21	8/2/2006

Reconciliation Data
10-Year Property Casualty Data – Consolidated	22	8/2/2006
6-Year Property Casualty Data – Commercial Lines	23	8/2/2006
6-Year Property Casualty Data – Personal Lines	24	8/2/2006
Quarterly Property Casualty Data – Consolidated	25	8/2/2006
Quarterly Property Casualty Data – Commercial Lines	26	8/2/2006
Quarterly Property Casualty Data – Personal Lines	27	8/2/2006

Life Insurance Operations
GAAP Statements of Income	28	8/2/2006
Statutory Statements of Income	29	8/2/2006
Expenses as a Percentage of Premium	30	8/2/2006

 2006 Second-Quarter Supplement

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments – when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•

Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities and embedded derivatives without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•

Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•

Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•

Written premium adjustment – statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

•

Codification: Adoption of Codification of Statutory Accounting Principles was required for Ohio-based insurance companies effective January 1, 2001. The adoption of Codification changed the manner in which the company recognized statutory property casualty written premiums. As a result, 2001 statutory written premiums included $402 million to account for unbooked premiums related to policies with effective dates prior to January 1, 2001. To better assess ongoing business trends, management excludes this $402 million when analyzing written premiums and statutory ratios that make use of written premiums.

•

Life insurance gross written premiums: In analyzing the life insurance company’s gross written premiums, management excludes five larger, single-pay life insurance policies (bank-owned life insurance or BOLIs) written in 2004, 2002, 2000 and 1999 to focus on the trend in premiums written through the independent agency distribution channel.

•

One-time charges or adjustments: Management analyzes earnings and profitability excluding the impact of one-time items.

○

In 2003, as the result of a settlement negotiated with a vendor, pretax results included the recovery of $23 million of the $39 million one-time, pretax charge incurred in 2000.

○

In 2000, the company recorded a one-time charge of $39 million, pre-tax, to write down previously capitalized costs related to the development of software to process property casualty policies.

○

In 2000, the company earned $5 million in interest in the first quarter from a $303 million single-premium BOLI policy that was booked at the end of 1999 and segregated as a separate account effective April 1, 2000. Investment income and realized investment gains and losses from separate accounts generally accrue directly to the contract holder and, therefore, are not included in the company’s consolidated financials.

 2006 Second-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference - Second Quarter 2006
(all data shown is for the three months ended or as of June 30, 2006)
(Based on reported data - see Pages 25-27 for adjusted data)
(Dollars in millions except share data)
Revenues:		Benefits and expenses:
Commercial lines net written premiums	$603	Commercial lines losses	$368
Year-over-year percentage change	6.5%	Year-over-year percentage change	19.1%
Personal lines net written premiums	$211	Personal lines losses	$151
Year-over-year percentage change	(5.9)%	Year-over-year percentage change	18.7%
Property casualty net written premiums	$814	Property casualty losses	$519
Year-over-year percentage change	3.0%	Year-over-year percentage change	19.0%
Commercial lines net earned premiums	$599	Life and accident and health losses and policy benefits	$28
Year-over-year percentage change	6.5%	Year-over-year percentage change	10.3%
Personal lines net earned premiums	$194	Operating expenses	$247
Year-over-year percentage change	(4.1)%	Year-over-year percentage change	(1.5)%
Property casualty net earned premiums	$793	Interest expenses	$13
Year-over-year percentage change	3.7%	Year-over-year percentage change	(1.2)%
Life and accident and health net earned premiums	$29	Total expenses	$806
Year-over-year percentage change	1.8%	Year-over-year percentage change	11.2%
Investment income	$143	Income before income taxes	$175
Year-over-year percentage change	10.4%	Year-over-year percentage change	(18.4)%
Realized gains on investments	$11	Total income tax	$43
Year-over-year percentage change	(12.3)%	Year-over-year percentage change	(25.0)%
Other income	$5	Effective tax rate	24.5%
Year-over-year percentage change	32.1%
Total revenues	$981	Ratios:
Year-over-year percentage change	4.4%
		Commercial lines GAAP combined ratio	90.3%
Income:		Personal lines GAAP combined ratio	107.6%
		Property casualty GAAP combined ratio	94.5%
Operating income	$126
Year-over-year percentage change	(15.5)%	Commercial lines STAT combined ratio	89.6%
Net realized investment gains and losses	$6	Personal lines STAT combined ratio	106.4%
Year-over-year percentage change	(26.7)%	Property casualty STAT combined ratio	93.7%
Net income	$132
Year-over-year percentage change	(16.0)%	Return on equity based upon net income (annualized)	8.6%
		Return on equity based upon operating income (annualized)	8.2%
Per share: (diluted)
		Balance Sheet:
Operating income	$0.72
Year-over-year percentage change	(14.3)%	Fixed maturity investments	$5,629
Net realized investment gains and losses	$0.04	Equity securities	6,830
Year-over-year percentage change	(20.0)%	Other invested assets	55
Net income	$0.76	Total invested assets	$12,514
Year-over-year percentage change	(14.6)%
Book value	$35.02	Property casualty and life loss and loss expense reserves	$3,796
Year-over-year percentage change	0.4%	Total debt	840
Weighted average shares -- diluted	175,022,367	Shareholders equity	6,065
Year-over-year percentage change	(1.2)%

 2006 Second-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2006	2005	Change	% Change	2006	2005	Change	% Change
Revenues:
Premiums earned:
Property casualty	$ 827,658,862	$ 807,297,490	$ 20,361,372	2.52	$ 1,643,701,590	$ 1,601,793,433	$ 41,908,157	2.62
Life	38,150,148	38,053,773	96,375	0.25	73,024,692	69,570,579	3,454,113	4.96
Accident health	1,505,451	1,436,094	69,357	4.83	3,239,348	3,089,251	150,097	4.86
Premiums ceded	(44,895,865)	(53,058,355)	8,162,490	15.38	(93,506,571)	(104,008,726)	10,502,155	10.10
Total premiums earned	822,418,596	793,729,002	28,689,594	3.61	1,626,459,059	1,570,444,537	56,014,522	3.57
Investment income	142,723,984	129,330,585	13,393,399	10.36	281,257,037	256,369,855	24,887,182	9.71
Realized gain on investments	11,318,913	12,900,302	(1,581,389)	(12.26)	671,549,813	21,685,286	649,864,527	2,996.80
Other income	5,076,762	3,842,953	1,233,809	32.11	9,374,272	7,591,347	1,782,925	23.49
Total revenues	$ 981,538,255	$ 939,802,842	$ 41,735,413	4.44	$ 2,588,640,181	$ 1,856,091,025	$ 732,549,156	39.47

Benefits & expenses:
Losses & policy benefits	$ 591,893,064	$ 499,176,792	$ 92,716,272	18.57	$ 1,115,454,928	$ 1,037,034,037	$ 78,420,891	7.56
Reinsurance recoveries	(46,075,717)	(38,552,522)	(7,523,195)	(19.51)	(68,351,356)	(95,227,939)	26,876,583	28.22
Commissions	156,229,167	165,775,469	(9,546,302)	(5.76)	321,954,129	316,215,128	5,739,001	1.81
Other operating expenses	79,143,480	72,571,924	6,571,556	9.06	159,296,845	139,528,416	19,768,429	14.17
Interest expense	13,122,241	12,888,705	233,536	1.81	25,962,535	25,846,835	115,700	0.45
Taxes, licenses & fees	14,354,449	18,254,476	(3,900,027)	(21.36)	38,619,901	35,097,922	3,521,979	10.03
Incr deferred acq expense	(7,484,427)	(7,455,455)	(28,972)	(0.39)	(21,943,540)	(18,824,447)	(3,119,093)	(16.57)
Other expenses	4,976,451	2,187,945	2,788,506	127.45	8,308,658	6,035,551	2,273,107	37.66
Total expenses	$ 806,158,708	$ 724,847,334	$ 81,311,374	11.22	$ 1,579,302,100	$ 1,445,705,503	$ 133,596,597	9.24
Income before income taxes	$ 175,379,547	$ 214,955,508	$ (39,575,961)	(18.41)	$ 1,009,338,081	$ 410,385,522	$ 598,952,559	145.95

Provision for income taxes:
Current operating income	$ 43,141,111	$ 52,030,763	$ (8,889,652)	(17.09)	$ 95,662,282	$ 99,339,804	$ (3,677,522)	(3.70)
Realized investments gains and losses	5,332,924	4,738,333	594,591	12.55	244,982,108	7,646,452	237,335,656	3,103.87
Deferred	(5,581,248)	390,080	(5,971,328)	(1,530.80)	(15,779,762)	1,246,528	(17,026,290)	(1,365.90)
Total income taxes	$ 42,892,787	$ 57,159,176	$ (14,266,389)	(24.96)	$ 324,864,628	$ 108,232,784	$ 216,631,844	200.15

Net income	$ 132,486,760	$ 157,796,332	$ (25,309,572)	(16.04)	$ 684,473,453	$ 302,152,738	$ 382,320,715	126.53
Comprehensive net income	$ (86,182,691)	$ 209,090,156	$ (295,272,847)	(141.22)	$ 154,254,515	$ 20,010,967	$ 134,243,548	670.85

Operating income	$ 126,500,771	$ 149,634,362	$ (23,133,591)	(15.46)	$ 257,905,748	$ 288,113,904	$ (30,208,156)	(10.48)
Net realized investments gains and losses	$ 5,985,989	$ 8,161,970	$ (2,175,981)	(26.66)	$ 426,567,705	$ 14,038,834	$ 412,528,871	2,938.48

Net income per share:
Operating income	$ 0.73	$ 0.85	$ (0.12)	(14.12)	$ 1.49	$ 1.64	$ (0.15)	(9.15)
Net realized investments gains and losses	0.04	0.05	(0.01)	(20.00)	2.45	0.08	2.37	2,962.50
Net income per share (basic)	$ 0.77	$ 0.90	$ (0.13)	(14.44)	$ 3.94	$ 1.72	$ 2.22	129.07
Operating income	$ 0.72	$ 0.84	$ (0.12)	(14.29)	$ 1.47	$ 1.62	$ (0.15)	(9.26)
Net realized investments gains and losses	0.04	0.05	(0.01)	(20.00)	2.43	0.08	2.35	2,937.50
Net income per share (diluted)	$ 0.76	$ 0.89	$ (0.13)	(14.61)	$ 3.90	$ 1.70	$ 2.20	129.41
Dividends per share:
Paid	$ 0.335	$ 0.290	$ 0.045	15.52	$ 0.640	$ 0.552	$ 0.088	15.94
Declared	$ 0.335	$ 0.305	$ 0.030	9.84	$ 0.670	$ 0.595	$ 0.075	12.61
Number of shares:
Weighted avg - basic	173,275,927	175,226,612	(1,950,685)	(1.11)	173,724,517	175,389,421	(1,664,904)	(0.95)
Weighted avg - diluted	175,022,367	177,097,493	(2,075,126)	(1.17)	175,615,017	177,451,366	(1,836,349)	(1.03)

 2006 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$1,643,701,590	$ 0	$1,643,900,425	$ 0	$ 0	$ 0	$ (198,835)
Life	73,024,692	0	0	73,024,692	0	0	0
Accident health	3,239,348	0	0	3,239,348	0	0	0
Premiums ceded	(93,506,571)	0	(73,273,421)	(20,233,150)	0	0	0
Total earned premium	1,626,459,059	0	1,570,627,004	56,030,890	0	0	(198,835)
Investment income	281,257,037	48,379,457	181,458,991	53,390,153	0	96,683	(2,068,247)
Realized gain on investments	671,549,813	411,203,252	215,730,423	42,583,970	0	9,564	2,022,604
Other income	9,374,272	5,024,564	1,781,510	1,804,280	5,582,477	1,152,205	(5,970,764)
Total revenues	$2,588,640,181	$ 464,607,273	$1,969,597,928	$ 153,809,293	$ 5,582,477	$ 1,258,452	$ (6,215,242)

Benefits & expenses:
Losses & policy benefits	$1,115,454,928	$ 0	$1,041,018,485	$ 75,537,920	$ 0	$ 0	$ (1,101,477)
Reinsurance recoveries	(68,351,356)	0	(51,374,280)	(16,977,076)	0	0	0
Commissions	321,954,129	0	304,718,355	17,235,774	0	0	0
Other operating expenses	159,296,845	9,385,213	139,710,448	12,906,309	2,887,219	266,040	(5,858,384)
Interest expense	25,962,535	25,537,141	392,450	0	1,227,123	0	(1,194,179)
Taxes, licenses & fees	38,619,901	495,764	36,627,893	1,750,889	(278,423)	23,778	0
Incr deferred acq expenses	(21,943,540)	0	(14,250,247)	(7,693,293)	0	0	0
Other expenses	8,308,658	0	8,308,549	109	0	0	0
Total expenses	$1,579,302,100	$ 35,418,118	$1,465,151,653	$ 82,760,632	$ 3,835,919	$ 289,818	$ (8,154,040)

Income before income taxes	$1,009,338,081	$ 429,189,155	$ 504,446,275	$ 71,048,661	$ 1,746,558	$ 968,634	$ 1,938,798

Provision for income taxes:
Current operating income	$ 95,662,282	$ (1,702,042)	$ 91,031,427	$ 5,353,299	$ 665,871	$ 313,727	$ -
Capital gains/losses	244,982,108	154,113,138	75,961,232	14,904,390	0	3,348	0
Deferred	(15,779,762)	(5,195,539)	(16,679,885)	5,394,777	19,671	2,635	678,579
Total income tax	$ 324,864,628	$ 147,215,557	$ 150,312,774	$ 25,652,466	$ 685,542	$ 319,710	$ 678,579

Net income - current year	$ 684,473,453	$ 281,973,598	$ 354,133,501	$ 45,396,195	$ 1,061,016	$ 648,924	$ 1,260,219

Net income - prior year	$ 302,152,738	$ 16,166,143	$ 259,312,216	$ 23,354,996	$ 1,565,571	$ 637,672	$ 1,116,140

Change in net income	126.5%	1644.2%	36.6%	94.4%	-32.2%	1.8%

 2006 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2005

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$1,601,793,433	$ 0	$1,602,171,328	$ 0	$ 0	$ 0	$ (377,895)
Life	69,570,579	0	0	69,570,579	0	0	0
Accident health	3,089,251	0	0	3,089,251	0	0	0
Premiums ceded	(104,008,726)	0	(84,348,733)	(19,659,993)	0	0	0
Total earned premium	1,570,444,537	0	1,517,822,595	52,999,837	0	0	(377,895)
Investment income	256,367,172	42,321,541	163,734,128	48,396,996	783,018	63,053	1,068,436
Realized gain on investments	21,685,286	(2,084,034)	15,467,723	7,644,838	0	8,056	648,703
Other income	7,594,030	5,901,324	1,650,935	1,594,320	4,741,900	1,112,801	(7,407,250)
Total revenues	$1,856,091,025	$ 46,138,831	$1,698,675,381	$ 110,635,991	$ 5,524,918	$ 1,183,910	$ (6,068,006)

Benefits & expenses:
Losses & policy benefits	$1,037,034,038	$ 0	$ 958,955,510	$ 79,180,808	$ 0	$ 0	$ (1,102,280)
Reinsurance recoveries	(95,227,939)	0	(65,657,710)	(29,570,229)	0	0	0
Commissions	316,215,128	0	299,223,059	16,992,069	0	0	0
Other operating expenses	139,503,234	9,903,322	121,970,560	11,264,457	2,157,663	210,806	(6,003,574)
Interest expense	25,846,835	25,850,396	0	0	675,730	0	(679,291)
Taxes, licenses & fees	35,123,104	351,084	32,310,566	2,151,112	292,094	18,248	0
Incr deferred acq expenses	(18,824,447)	0	(14,041,675)	(4,782,772)	0	0	0
Other expenses	6,035,551	0	6,035,443	108	0	0	0
Total expenses	$1,445,705,504	$ 36,104,802	$1,338,795,753	$ 75,235,553	$ 3,125,487	$ 229,054	$ (7,785,145)

Income before income taxes	$ 410,385,521	$ 10,034,029	$ 359,879,628	$ 35,400,438	$ 2,399,431	$ 954,856	$ 1,717,139

Provision for income taxes:
Current operating income	$ 99,339,804	$ (11,230,521)	$ 103,005,087	$ 6,245,875	$ 1,002,354	$ 317,009	$ -
Capital gains/losses	7,646,452	(443,270)	5,413,703	2,675,693	0	326	0
Deferred	1,246,528	5,541,677	(7,851,378)	3,123,875	(168,494)	(151)	600,999
Total income tax	$ 108,232,784	$ (6,132,114)	$ 100,567,412	$ 12,045,443	$ 833,860	$ 317,184	$ 600,999

Net income - current year	$ 302,152,737	$ 16,166,143	$ 259,312,216	$ 23,354,995	$ 1,565,571	$ 637,672	$ 1,116,140

Net income - prior year	$ 301,438,228	$ 47,243,058	$ 323,579,153	$ 18,656,595	$ 1,431,148	$ 571,461	($90,043,187)

Change in net income	0.2%	-65.8%	-19.9%	25.2%	9.4%	11.6%

 2006 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$ 827,658,862	$ 0	$ 827,663,672	$ 0	$ 0	$ 0	$ (4,810)
Life	38,150,148	0	0	38,150,148	0	0	0
Accident health	1,505,451	0	0	1,505,451	0	0	0
Premiums ceded	(44,895,865)	0	(34,983,325)	(9,912,540)	0	0	0
Total earned premium	822,418,596	0	792,680,347	29,743,059	0	0	(4,810)
Investment income	142,723,984	24,703,035	92,143,031	27,114,967	0	52,081	(1,289,130)
Realized gain on investments	11,318,913	386,450	9,560,458	249,714	0	9,225	1,113,066
Other income	5,076,762	2,535,784	1,115,564	1,058,226	2,784,784	575,779	(2,993,375)
Total revenues	$ 981,538,255	$ 27,625,269	$ 895,499,400	$ 58,165,966	$ 2,784,784	$ 637,085	$ (3,174,249)

Benefits & expenses:
Losses & policy benefits	$ 591,893,064	$ 0	$ 546,240,564	$ 46,203,299	$ 0	$ 0	$ (550,799)
Reinsurance recoveries	(46,075,717)	0	(28,233,643)	(17,842,074)	0	0	0
Commissions	156,229,167	0	147,400,309	8,828,858	0	0	0
Other operating expenses	79,143,480	4,067,663	70,115,601	6,764,016	895,514	143,203	(2,842,517)
Interest expense	13,122,241	12,696,847	392,450	0	691,341	0	(658,397)
Taxes, licenses & fees	14,354,449	247,838	13,165,136	920,480	9,106	11,889	0
Incr deferred acq expenses	(7,484,427)	0	(4,733,539)	(2,750,888)	0	0	0
Other expenses	4,976,451	0	4,976,406	45	0	0	0
Total expenses	$ 806,158,708	$ 17,012,348	$ 749,323,284	$ 42,123,736	$ 1,595,961	$ 155,092	$ (4,051,713)

Income before income taxes	$ 175,379,547	$ 10,612,921	$ 146,176,116	$ 16,042,230	$ 1,188,823	$ 481,993	$ 877,464

Provision for income taxes:
Current operating income	$ 43,141,111	$ (2,812,998)	$ 42,120,489	$ 3,219,524	$ 461,071	$ 153,025	$ -
Capital gains/losses	5,332,924	1,565,910	3,676,147	87,400	0	3,467	0
Deferred	(5,581,248)	(407,100)	(7,872,373)	2,402,777	(13,949)	2,285	307,112
Total income tax	$ 42,892,787	$ (1,654,188)	$ 37,924,263	$ 5,709,701	$ 447,122	$ 158,777	$ 307,112

Net income - current year	$ 132,486,760	$ 12,267,109	$ 108,251,853	$ 10,332,529	$ 741,701	$ 323,216	$ 570,352

Net income - prior year	$ 157,796,333	$ 7,705,244	$ 135,510,300	$ 12,940,413	$ 717,806	$ 354,928	$ 567,642

Change in net income	-16.0%	59.2%	-20.1%	-20.2%	3.3%	-8.9%

 2006 Second-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2005

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$ 807,297,492	$ 0	$ 807,470,314	$ 0	$ 0	$ 0	$ (172,822)
Life	38,053,773	0	0	38,053,773	0	0	0
Accident health	1,436,094	0	0	1,436,094	0	0	0
Premiums ceded	(53,058,357)	0	(42,791,656)	(10,266,701)	0	0	0
Total earned premium	793,729,002	0	764,678,658	29,223,166	0	0	(172,822)
Investment income	129,327,901	21,228,766	82,982,613	24,422,519	356,320	33,178	304,505
Realized gain on investments	12,900,303	(2,442,069)	9,414,823	5,352,141	0	6,617	568,791
Other income	3,845,636	3,051,964	722,052	846,798	2,400,047	561,390	(3,736,615)
Total revenues	$ 939,802,842	$ 21,838,661	$ 857,798,146	$ 59,844,624	$ 2,756,367	$ 601,185	$ (3,036,141)

Benefits & expenses:
Losses & policy benefits	$ 499,176,791	$ 0	$ 455,193,701	$ 44,534,290	$ 0	$ 0	$ (551,200)
Reinsurance recoveries	(38,552,521)	0	(19,742,198)	(18,810,323)	0	0	0
Commissions	165,775,469	0	157,079,211	8,696,258	0	0	0
Other operating expenses	72,558,984	4,003,223	63,597,860	6,726,436	1,132,022	89,035	(2,989,592)
Interest expense	12,888,705	12,888,705	0	0	368,645	0	(368,645)
Taxes, licenses & fees	18,267,417	522,757	16,534,001	1,073,625	156,034	(19,000)	0
Incr deferred acq expenses	(7,455,455)	0	(5,422,878)	(2,032,577)	0	0	0
Other expenses	2,187,945	0	2,187,901	44	0	0	0
Total expenses	$ 724,847,335	$ 17,414,685	$ 669,427,598	$ 40,187,753	$ 1,656,701	$ 70,035	$ (3,909,437)

Income before income taxes	$ 214,955,507	$ 4,423,976	$ 188,370,548	$ 19,656,871	$ 1,099,666	$ 531,150	$ 873,296

Provision for income taxes:
Current operating income	$ 52,030,764	$ (3,781,881)	$ 52,137,573	$ 3,031,405	$ 467,784	$ 175,883	$ -
Capital gains/losses	4,738,332	(598,727)	3,463,484	1,873,249	0	326	0
Deferred	390,078	1,099,340	(2,740,809)	1,811,804	(85,924)	13	305,654
Total income tax	$ 57,159,174	$ (3,281,268)	$ 52,860,248	$ 6,716,458	$ 381,860	$ 176,222	$ 305,654

Net income - current year	$ 157,796,333	$ 7,705,244	$ 135,510,300	$ 12,940,413	$ 717,806	$ 354,928	$ 567,642

Net income - prior year	$ 155,319,622	$ 27,121,903	$ 206,982,220	$ 10,213,346	$ 758,476	$ 286,864	$(90,043,187)

Change in net income	1.6%	-71.6%	-34.5%	26.7%	-5.4%	23.7%

 2006 Second-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Balance Sheets

(Dollars in millions except per share data)	June 30,	December 31,
	2006	2005
	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2006—$5,700; 2005—$5,387)	$5,629	$5,476
Equity securities, at fair value (cost: 2006—$2,533; 2005—$2,128)	6,830	7,106
Short-term investments, at fair value (cost: 2005—$75)	0	75
Other invested assets	55	45
Cash and cash equivalents	203	119
Securities lending collateral	898	0
Investment income receivable	118	118
Finance receivable	106	105
Premiums receivable	1,192	1,116
Reinsurance receivable	691	681
Prepaid reinsurance premiums	13	14
Deferred policy acquisition costs	460	428
Property and equipment, net, for company use (accumulated depreciation: 2006—$246; 2005—$232)	184	168
Other assets	76	66
Separate accounts	481	486
Total assets	$16,936	$16,003

Liabilities
Insurance reserves
Losses and loss expense	$3,796	$3,661
Life policy reserves	1,372	1,343
Unearned premiums	1,634	1,559
Securities lending payable	898	0
Other liabilities	547	455
Deferred income tax	1,303	1,622
Notes payable	49	0
6.125% senior debenture due 2034	371	371
6.90% senior debenture due 2028	28	28
6.92% senior debenture due 2028	392	392
Separate accounts	481	486
Total liabilities	10,871	9,917

Shareholders' equity
Common stock, par value-$2 per share; authorized: 2006-500 million shares, 2005- 500 million shares; issued: 2006-195 million shares, 2005-194 million shares	391	389
Paid-in capital	997	969
Retained earnings	2,656	2,088
Accumulated other comprehensive income-unrealized gains on investments	2,753	3,284
Treasury stock at cost (2006—22 million shares, 2005—20 million shares)	(732)	(644)
Total shareholders' equity	6,065	6,086
Total liabilities and shareholders' equity	$16,936	$16,003

 2006 Second-Quarter Supplement

Cincinnati Financial Corporation
10-Year Net Income Reconciliation

(Dollars in millions except per share data)	Years ended December 31,
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Net income	$602	$584	$374	$238	$193	$118	$255	$242	$299	$224
One-time item	0	0	15	0	0	(25)	0	0	0	0
Net income before one-time item	602	584	359	238	193	143	255	242	299	224
Net realized investment gains and losses	40	60	(27)	(62)	(17)	(2)	0	43	45	31
Operating income before one-time item	562	524	386	300	210	145	255	199	254	193
Less catastrophe losses	(82)	(96)	(63)	(57)	(42)	(33)	(24)	(61)	(17)	(42)
Operating income before catastrophe losses and one-time item	$644	$620	$449	$357	$252	$178	$279	$260	$271	$235

Diluted per share data
Net income	$3.40	$3.28	$2.10	$1.32	$1.07	$0.67	$1.37	$1.28	$1.61	$1.17
One-time item	0.00	0.00	0.09	0.00	0.00	(0.14)	0.00	0.00	0.00	0.00
Net income before one-time item	3.40	3.28	2.01	1.32	1.07	0.81	1.37	1.28	1.61	1.17
Net realized investment gains and losses	0.23	0.34	(0.15)	(0.35)	(0.10)	(0.01)	0.00	0.23	0.26	0.16
Operating income before one-time item	3.17	2.94	2.16	1.67	1.17	0.82	1.37	1.05	1.35	1.01
Less catastrophe losses	(0.46)	(0.54)	(0.35)	(0.31)	(0.23)	(0.18)	(0.13)	(0.32)	(0.13)	(0.33)
Operating income before catastrophe losses and one-time item	$3.63	$3.48	$2.51	$1.98	$1.40	$1.00	$1.50	$1.37	$1.49	$1.35

Return on equity
Return on average equity	9.8%	9.4%	6.3%	4.1%	3.2%	2.1%	4.6%	4.7%	7.6%	7.7%
One-time item	0.0	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0	0.0
Return on average equity before one-time item	9.8%	9.4%	6.0%	4.1%	3.2%	2.5%	4.6%	4.7%	7.6%	7.7%

Return on equity based on comprehensive income
ROE based on comprehensive income	1.6%	4.6%	13.8%	(4.0)%	2.5%	13.1%	1.9%	19.6%	42.6%	20.3%
One-time item	0.0	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0	0.0
ROE based on comprehensive income before one-time item	1.6%	4.6%	13.5%	(4.0)%	2.5%	13.5%	1.9%	19.6%	42.6%	20.3%

Investment income, net of expenses	$526	$492	$465	$445	$421	$415	$387	$368	$349	$327
BOLI	0	0	0	0	0	(5)	0	0	0	0
Investment income before BOLI	$526	$492	$465	$445	$421	$410	$387	$368	$349	$327

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

 2006 Second-Quarter Supplement

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

(In millions except per share data)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05

Net income			$132	$552	$183	$117	$158	$144	$684	$302		$419		$602
One-time item			0	0	0	0	0	0	0	0		0		0
Net income before one-time item			132	552	183	117	158	144	684	302		419		602
Net realized investment gains and losses			6	421	16	10	8	6	426	14		24		40
Operating income before one-time item			126	131	167	107	150	138	258	288		395		562
Less catastrophe losses			(41)	(26)	(28)	(43)	(9)	(2)	(67)	(11)		(54)		(82)
Operating income before catastrophe losses and one-time item			$167	$157	$195	$150	$159	$140	$325	$299		$449		$644

Diluted per share data
Net income			$0.76	$3.13	$1.03	$0.66	$0.89	$0.81	$3.90	$1.70		$2.37		$3.40
One-time item			0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00		0.00
Net income before one-time item			0.76	3.13	1.03	0.66	0.89	0.81	3.90	1.70		2.37		3.40
Net realized investment gains and losses			0.04	2.39	0.09	0.05	0.05	0.03	2.43	0.08		0.14		0.23
Operating income before one-time item			0.72	0.74	0.94	0.61	0.84	0.78	1.47	1.62		2.23		3.17
Less catastrophe losses			(0.24)	(0.14)	(0.16)	(0.24)	(0.05)	(0.01)	(0.38)	(0.06)		(0.30)		(0.46)
Operating income before catastrophe losses and one-time item			$0.96	$0.88	$1.10	$0.85	$0.89	$0.79	$1.85	$1.68		$2.53		$3.63

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

 2006 Second-Quarter Supplement

Cincinnati Financial Corporation
Top Holdings – Common Stocks

(Dollars in millions)	As of and for the six months ended June 30, 2006
	Actual cost	Fair value	Percent of fair value	Earned dividend income
Fifth Third Bancorp	$283	$2,689	40.6%	$57
ExxonMobil Corporation	134	550	8.3	6
The Procter & Gamble Company	192	406	6.1	4
National City Corporation	172	355	5.4	7
PNC Financial Services Group, Inc.	62	330	5.0	5
Johnson & Johnson	194	216	3.3	2
U.S. Bancorp	140	206	3.1	4
Wyeth	62	197	3.0	2
AllianceBernstein Holding L.P.	53	195	2.9	6
Wells Fargo & Company	96	182	2.8	3
Piedmont Natural Gas Company, Inc.	64	137	2.1	3
FirstMerit Corporation	54	112	1.7	3
Sky Financial Group, Inc.	91	110	1.7	2
All other common stock holdings	714	926	14.0	14
Total	$2,311	$6,611	100.0%	$118

 2006 Second-Quarter Supplement

Cincinnati Insurance Group
GAAP Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2006	2005	Change	% Change	2006	2005	Change	% Change
Revenues:
Premiums earned:
Property casualty	$ 827,663,672	$ 807,470,312	$ 20,193,360	2.50	$ 1,643,900,425	$ 1,602,171,328	$ 41,729,097	2.60
Life	0	0	0	NA	0	0	0	NA
Accident health	0	0	0	NA	0	0	0	NA
Premiums ceded	(34,983,325)	(42,791,654)	7,808,329	18.25	(73,273,421)	(84,348,733)	11,075,312	13.13
Total premiums earned	792,680,347	764,678,658	28,001,689	3.66	1,570,627,004	1,517,822,595	52,804,409	3.48
Investment income	92,143,031	82,982,614	9,160,417	11.04	181,458,991	163,734,128	17,724,863	10.83
Realized gain on investments	9,560,458	9,414,822	145,636	1.55	215,730,423	15,467,723	200,262,700	1,294.71
Other income	1,115,564	722,052	393,512	54.50	1,781,510	1,650,935	130,575	7.91
Total revenues	$ 895,499,400	$ 857,798,146	$ 37,701,254	4.40	$ 1,969,597,928	$ 1,698,675,381	$ 270,922,547	15.95

Benefits & expenses:
Losses & policy benefits	$ 546,240,564	$ 455,193,702	$ 91,046,862	20.00	$ 1,041,018,485	$ 958,955,510	$ 82,062,975	8.56
Reinsurance recoveries	(28,233,643)	(19,742,199)	(8,491,444)	(43.01)	(51,374,280)	(65,657,710)	14,283,430	21.75
Commissions	147,400,309	157,079,211	(9,678,902)	(6.16)	304,718,355	299,223,059	5,495,296	1.84
Other operating expenses	70,115,601	63,597,860	6,517,741	10.25	139,710,448	121,970,560	17,739,888	14.54
Interest expense	392,450	0	392,450	NA	392,450	0	392,450	NA
Taxes, licenses & fees	13,165,136	16,534,001	(3,368,865)	(20.38)	36,627,893	32,310,566	4,317,327	13.36
Incr deferred acq expense	(4,733,539)	(5,422,878)	689,339	12.71	(14,250,247)	(14,041,675)	(208,572)	(1.49)
Other expenses	4,976,406	2,187,901	2,788,505	127.45	8,308,549	6,035,443	2,273,106	37.66
Total expenses	$ 749,323,284	$ 669,427,598	$ 79,895,686	11.93	$ 1,465,151,653	$ 1,338,795,753	$ 126,355,900	9.44
Income before income taxes	$ 146,176,116	$ 188,370,548	$ (42,194,432)	(22.40)	$ 504,446,275	$ 359,879,628	$ 144,566,647	40.17

Provision for income taxes:
Current operating income	$ 42,120,489	$ 52,137,573	$ (10,017,084)	(19.21)	$ 91,031,427	$ 103,005,087	$ (11,973,660)	(11.62)
Current realized investments gains and losses	3,676,147	3,463,484	212,663	6.14	75,961,232	5,413,703	70,547,529	1,303.13
Deferred	(7,872,373)	(2,740,809)	(5,131,564)	(187.23)	(16,679,885)	(7,851,378)	(8,828,507)	(112.45)
Total income taxes	$ 37,924,263	$ 52,860,248	$ (14,935,985)	(28.26)	$ 150,312,774	$ 100,567,412	$ 49,745,362	49.46

Net income	$ 108,251,853	$ 135,510,300	$ (27,258,447)	(20.12)	$ 354,133,501	$ 259,312,216	$ 94,821,285	36.57

 2006 Second-Quarter Supplement

Cincinnati Insurance Group
Statutory Statements of Income

	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2006	2005	% Change	2006	2005	% Change
Underwriting income
Net premiums written	$ 814,234,256	$ 790,765,652	2.97	$ 1,643,009,334	$ 1,587,508,386	3.50
Unearned premiums increase	21,553,909	26,086,995		72,382,327	69,685,791
Earned premiums	792,680,347	764,678,658	3.66	1,570,627,007	1,517,822,595	3.48

Losses incurred	$ 439,338,289	$ 358,805,024	22.44	$ 828,027,319	$ 737,257,505	12.31
Allocated loss expenses incurred	38,264,131	39,571,544	(3.30)	71,497,650	75,307,150	(5.06)
Unallocated loss expenses incurred	40,404,510	37,074,934	8.98	90,119,248	80,733,145	11.63
Other underwriting expenses incurred	226,727,213	232,023,269	(2.28)	461,112,558	440,223,939	4.74
Workers compensation dividend incurred	5,832,528	1,743,134	234.60	9,750,386	5,136,069	89.84

Total underwriting deductions	$ 750,566,672	$ 669,217,904	12.16	$ 1,460,507,160	$ 1,338,657,808	9.10
Net underwriting gain (loss)	$ 42,113,675	$ 95,460,753	(55.88)	$ 110,119,846	$ 179,164,787	(38.54)

Investment income
Gross investment income earned	$ 93,464,237	$ 84,001,241	11.27	$ 183,620,102	$ 165,622,151	10.87
Net investment income earned	92,031,641	82,982,862	10.90	181,256,416	163,734,376	10.70
Net realized capital gains	6,827,130	9,749,866	(29.98)	141,070,859	21,933,169	543.19
Net investment gains (excl. subs)	$ 98,858,771	$ 92,732,728	6.61	$ 322,327,275	$ 185,667,546	73.60
Dividend from subsidiary
Net investment gains	$ 98,858,771	$ 92,732,728	6.61	$ 322,327,275	$ 185,667,546	73.60

Other income	$ 1,138,050	$ 292,286	289.36	$ 1,647,064	$ 770,562	113.75

Net income before federal income taxes	$ 142,110,496	$ 188,485,767	(24.60)	$ 434,094,186	$ 365,602,895	18.73
Federal and foreign income taxes incurred	$ 41,083,409	$ 55,601,056	(26.11)	$ 89,221,966	$ 108,418,790	(17.71)
Net income (statutory)	$ 101,027,087	$ 132,884,711	(23.97)	$ 344,872,220	$ 257,184,105	34.10

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

 2006 Second-Quarter Supplement

Cincinnati Insurance Group - Consolidated
Statutory Quarterly Analysis
(Based on reported data - see Page 25 for adjusted data)

(Dollars in millions)	Three months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Net premiums written			$814	$829	$727	$761	$791	$797	$1,643	$1,588		$2,349		$3,076
Net premiums earned			793	778	775	765	765	753	1,571	1,518		2,283		3,058
Losses paid			380	347	378	348	336	345	727	681		1,029		1,407
Loss reserve change			60	42	(30)	72	23	33	101	56		129		99
Total losses incurred			$440	$389	$348	$420	$359	$378	$828	$737		$1,158		$1,506
Allocated loss expense paid			31	27	32	30	29	25	59	54		84		116
Allocated loss expense reserve change			7	6	(7)	10	10	11	13	21		31		24
Total allocated loss expense incurred			$38	$33	$25	$40	$39	$36	$72	$75		$116		$140
Unallocated loss expense paid			39	40	46	38	37	34	78	71		108		155
Unallocated loss expense reserve change			2	10	(2)	3	0	10	12	10		13		11
Total unallocated loss expense incurred			$41	$50	$44	$41	$37	$44	$90	$81		$121		$166
Underwriting expenses incurred			232	240	233	237	234	212	471	445		682		914
Underwriting profit (loss)			$42	$66	$125	$27	$96	$83	$110	$180		$206		$332

Loss Detail
Losses $1 million or more			$46	$32	$38	$27	$28	$43	$79	$71		$98		$136
Losses $250 thousand to $1 million			48	38	36	35	36	32	86	68		104		139
Development and case reserve increases of $250,000 or more			52	50	54	39	40	36	102	76		114		168
Large losses subtotal			$146	$120	$128	$101	$104	$111	$267	$215		$316		$443
IBNR incurred			(5)	6	(58)	20	14	13	1	27		47		(11)
Catastrophe losses incurred			64	39	44	66	15	2	103	17		83		127
Remaining incurred			234	224	234	234	226	252	457	478		712		947
Total losses incurred			$439	$389	$348	$420	$359	$378	$828	$737		$1,158		$1,506

Ratio Data
Loss ratio			55.4%	50.0%	44.9%	54.9%	46.9%	50.3%	52.7%	48.6%		50.7%		49.2%
Allocated loss expense ratio			4.8	4.3	3.2	5.3	5.2	4.7	4.6	5.0		5.1		4.6
Unallocated loss expense ratio			5.1	6.4	5.7	5.3	4.8	5.8	5.7	5.3		5.3		5.4
Net underwriting expense ratio			28.4	28.9	32.0	31.1	29.6	26.6	28.7	28.1		29.0		29.7
Statutory combined ratio			93.7%	89.6%	85.8%	96.6%	86.5%	87.4%	91.7%	87.0%		90.1%		89.0%
Statutory combined ratio excluding catastrophes			85.7%	84.6%	80.2%	88.0%	84.6%	87.1%	85.1%	85.8%		86.5%		84.9%

Loss Ratio
Losses $1 million or more			6.0%	4.2%	5.0%	3.6%	3.6%	5.7%	5.1%	4.7%		4.3%		4.5%
Losses $250 thousand to $1 million			6.0	4.9	4.5	4.6	4.8	4.3	5.5	4.5		4.5		4.5
Development and case reserve increases of $250,000 or more			7.4	6.4	6.9	5.1	5.2	4.7	6.9	5.0		5.0		5.5
Large losses subtotal			19.4%	15.5%	16.4%	13.2%	13.6%	14.7%	17.5%	14.2%		13.8%		14.5%
IBNR incurred			1.3	0.8	(7.4)	2.5	1.8	1.8	1.1	1.8		2.0		(0.4)
Total catastrophe losses incurred			8.0	5.0	5.6	8.6	1.9	0.3	6.5	1.1		3.6		4.1
Remaining incurred			26.7	28.6	30.3	30.6	29.6	33.5	27.6	31.5		31.2		31.0
Total loss ratio			55.4%	50.0%	44.9%	54.9%	46.9%	50.3%	52.7%	48.6%		50.7%		49.2%

Loss Claim Count
Losses $1 million or more			26	14	24	21	17	15	40	32		53		77
Losses $250 thousand to $1 million			88	95	92	81	93	73	183	166		247		339
Development and case reserve increases of $250,000 or more			85	85	100	72	61	67	170	128		200		300
Large losses total			199	194	216	174	171	155	393	326		500		716

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.  Ratios are calculated based on whole dollar amounts.

NM - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

 2006 Second-Quarter Supplement

Cincinnati Insurance Group - Commercial Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 26 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Net premiums written			$603	$668	$548	$546	$567	$629	$1,271	$1,195		$1,741		$2,290
Net premiums earned			599	582	576	564	563	551	1,181	1,114		1,678		2,254
Losses paid			251	234	256	228	214	219	485	434		662		918
Loss reserve change			53	53	(19)	67	32	51	105	84		151		132
Total losses incurred			$304	$287	$237	$295	$246	$270	$590	$518		$813		$1,050
Allocated loss expense paid			28	24	28	27	26	22	52	48		75		103
Allocated loss expense reserve change			6	5	(1)	9	10	10	12	20		29		28
Total allocated loss expense incurred			$34	$30	$27	$36	$36	$32	$64	$68		$104		$131
Unallocated loss expense paid			27	28	31	26	25	22	54	48		73		105
Unallocated loss expense reserve change			3	10	(1)	3	1	10	13	11		13		12
Total unallocated loss expense incurred			$30	$38	$30	$29	$26	$32	$67	$59		$87		$117
Underwriting expenses incurred			172	179	182	173	165	156	349	321		493		675
Underwriting profit (loss)			$59	$50	$100	$31	$90	$61	$111	$148		$181		$281

Loss Detail
Losses $1 million or more			$40	$30	$31	$24	$26	$43	$70	$68		$93		$124
Losses $250 thousand to $1 million			39	28	28	26	29	22	67	51		77		105
Development and case reserve increases of $250,000 or more			45	44	47	35	38	29	90	67		103		149
Large losses subtotal			$124	$103	$106	$86	$93	$94	$227	$186		$272		$378
IBNR incurred			(6)	6	(36)	17	12	12	0	24		41		6
Catastrophe losses incurred			34	30	14	53	2	6	63	9		62		76
Remaining incurred			152	149	153	139	139	159	300	298		437		590
Total losses incurred			$304	$287	$237	$295	$246	$271	$590	$517		$813		$1,050

Ratio Data
Loss ratio			50.7%	49.2%	41.1%	52.4%	43.8%	49.1%	50.0%	46.4%		48.4%		46.6%
Allocated loss expense ratio			5.7	5.1	4.7	6.5	6.4	5.8	5.4	6.1		6.2		5.8
Unallocated loss expense ratio			4.9	6.5	5.3	5.1	4.6	5.9	5.7	5.2		5.2		5.2
Net underwriting expense ratio			28.3	26.8	33.2	31.6	29.1	24.7	27.5	26.8		28.3		29.5
Statutory combined ratio			89.6%	87.5%	84.3%	95.5%	83.9%	85.5%	88.6%	84.5%		88.1%		87.1%
Statutory combined ratio excluding catastrophes			84.0%	82.5%	81.9%	86.0%	83.5%	84.4%	83.3%	83.8%		84.5%		83.7%

Loss Ratio
Losses $1 million or more			6.6%	5.2%	5.4%	4.3%	4.5%	7.8%	5.9%	6.1%		5.5%		5.5%
Losses $250 thousand to $1 million			6.5	4.8	4.8	4.7	5.2	3.9	5.7	4.5		4.6		4.6
Development and case reserve increases of $250,000 or more			7.6	7.6	8.1	6.3	6.8	5.3	7.6	6.0		6.1		6.6
Large losses subtotal			20.7%	17.6%	18.3%	15.2%	16.5%	17.0%	19.2%	16.6%		16.2%		16.8%
IBNR incurred			(1.0)	1.0	(6.1)	2.9	2.2	2.2	0.0	2.2		2.4		0.2
Total catastrophe losses incurred			5.6	5.1	2.4	9.5	0.4	1.1	5.3	0.8		3.7		3.4
Remaining incurred			25.4	25.6	26.5	24.7	24.7	28.8	25.5	26.8		26.1		26.2
Total loss ratio			50.7%	49.2%	41.1%	52.4%	43.8%	49.1%	50.0%	46.4%		48.4%		46.6%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.  Ratios are calculated based on whole dollar amounts.

NM - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

 2006 Second-Quarter Supplement

Cincinnati Insurance Group - Personal Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 27 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Net premiums written			$211	$161	$179	$215	$224	$168	$372	$393		$608		$786
Net premiums earned			194	196	199	201	202	202	390	404		605		804
Losses paid			129	113	122	120	122	126	242	247		367		489
Loss reserve change			7	(11)	(11)	5	(9)	(18)	(4)	(27)		(22)		(33)
Total losses incurred			$136	$102	$111	$125	$113	$108	$238	$220		$345		$456
Allocated loss expense paid			3	3	4	3	3	3	7	6		9		13
Allocated loss expense reserve change			1	0	(6)	1	1	1	1	1		2		(4)
Total allocated loss expense incurred			$4	$3	$(2)	$4	$4	$4	$8	$7		$11		$9
Unallocated loss expense paid			12	12	15	12	12	12	24	23		35		50
Unallocated loss expense reserve change			(1)	0	(1)	0	(1)	0	(1)	(1)		0		(1)
Total unallocated loss expense incurred			$11	$12	$14	$12	$11	$12	$23	$22		$35		$49
Underwriting expenses incurred			60	61	51	64	69	56	122	125		189		239
Underwriting profit (loss)			$(17)	$17	$25	$(4)	$5	$22	$(1)	$30		$26		$51

Loss Detail
Losses $1 million or more			$6	$2	$7	$3	$2	$0	$9	$2		$5		$13
Losses $250 thousand to $1 million			9	10	8	9	8	10	19	18		27		34
Development and case reserve increases of $250,000 or more			7	5	7	3	2	7	12	9		12		19
Large losses subtotal			$22	$18	$22	$15	$12	$17	$40	$29		$44		$66
IBNR incurred			1	0	(22)	3	1	1	1	3		6		(17)
Catastrophe losses incurred			30	10	30	13	12	(4)	40	8		21		51
Remaining incurred			82	74	81	94	87	93	157	180		274		356
Total losses incurred			$135	$102	$111	$125	$112	$107	$238	$220		$345		$456

Ratio Data
Loss ratio			70.0%	52.2%	55.9%	62.2%	55.6%	53.3%	61.1%	54.4%		57.0%		56.7%
Allocated loss expense ratio			2.1	1.7	(1.2)	2.0	1.8	1.8	1.9	1.8		1.9		1.1
Unallocated loss expense ratio			5.8	6.2	7.0	6.1	5.5	5.7	6.0	5.6		5.8		6.1
Net underwriting expense ratio			28.5	38.0	28.4	29.7	30.7	33.2	32.6	31.8		31.0		30.4
Statutory combined ratio			106.4%	98.1%	90.1%	99.9%	93.6%	94.0%	101.6%	93.6%		95.7%		94.3%
Statutory combined ratio excluding catastrophes			90.8%	93.1%	75.2%	93.6%	87.4%	96.0%	91.3%	91.5%		92.2%		88.0%

Loss Ratio
Losses $1 million or more			3.5%	1.2%	3.6%	1.5%	1.1%	0.0%	2.3%	0.6%		0.9%		1.6%
Losses $250 thousand to $1 million			4.4	5.3	3.9	4.3	3.7	5.2	4.9	4.4		4.4		4.3
Development and case reserve increases of $250,000 or more			3.5	2.8	3.5	1.7	1.0	3.2	3.1	2.1		2.0		2.4
Large losses subtotal			11.4%	9.2%	11.0%	7.6%	5.8%	8.4%	10.3%	7.1%		7.3%		8.2%
IBNR incurred			0.7	0.0	(11.2)	1.4	0.6	0.7	0.3	0.7		0.9		(2.1)
Total catastrophe losses incurred			15.6	5.0	14.9	6.2	6.2	(2.0)	10.3	2.1		3.5		6.3
Remaining incurred			42.3	38.0	41.2	46.9	42.9	46.2	40.2	44.5		45.3		44.3
Total loss ratio			70.0%	52.2%	55.9%	62.2%	55.5%	53.3%	61.1%	54.4%		57.0%		56.7%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.  Ratios are calculated based on whole dollar amounts.

NM - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

 2006 Second-Quarter Supplement

Cincinnati Insurance Group
Direct Written Premiums by Line of Business for the Six Months Ended June 30, 2006
(Dollars in millions)
											06/30/06	6/30/05
	Comm	Comm	Specialty	Comm	Work	Surety &	Mach &	Home	Pers	Other	Agency	Agency	Change
State	Prop	Cas	Programs	Auto	Comp	Exec Risk	Equip	Owner	Auto	Personal	Direct	Direct	%

AL	$5.6	$9.8	$3.3	$4.3	$0.5	$0.7	$0.3	$10.6	$8.3	$2.2	$45.6	$44.8	1.8
AZ	3.2	6.0	0.4	4.9	0.1	0.4	0.3	0.1	0.0	0.1	15.5	13.8	11.4
AR	5.0	5.4	1.8	3.7	3.1	0.5	0.2	1.5	1.4	0.4	23.0	23.6	(2.7)
DE	0.2	0.3	0.0	0.3	0.6	0.0	0.0	0.0	0.0	0.0	1.4	0.3	334.4
FL	10.8	19.3	1.9	6.9	1.2	1.1	0.3	10.1	6.6	2.0	60.2	52.7	14.3
GA	9.9	14.1	3.2	10.5	6.6	3.1	0.3	13.3	16.1	3.2	80.3	76.4	4.9
ID	1.9	3.7	0.5	2.4	0.1	0.4	0.1	0.0	0.0	0.0	9.1	7.8	15.3
IL	24.1	44.0	6.3	19.6	33.0	4.0	1.4	9.5	13.4	3.1	158.4	154.0	3.0
IN	21.1	29.2	4.1	15.5	17.6	3.6	1.2	13.2	15.4	3.3	124.2	124.0	0.1
IA	6.5	11.1	2.2	4.8	12.1	1.3	0.6	2.1	2.3	1.0	44.0	44.5	(1.0)
KS	4.1	4.0	1.4	2.6	3.3	0.8	0.2	3.2	2.7	0.6	22.9	21.5	6.3
KY	8.7	10.5	2.5	7.6	1.8	1.1	0.5	7.1	10.4	2.0	52.2	52.5	(0.7)
MD	3.0	6.8	0.6	4.7	5.1	0.8	0.1	0.6	0.0	0.2	21.9	17.5	24.8
MI	14.6	22.5	6.8	10.8	10.3	2.6	1.0	8.2	7.5	1.7	86.0	86.2	(0.3)
MN	8.3	15.0	2.0	6.0	4.1	0.9	0.6	2.9	3.6	2.0	45.4	46.0	(1.7)
MO	9.4	14.0	2.7	6.0	8.5	0.8	0.5	2.4	1.7	0.5	46.5	43.0	8.4
MT	3.1	6.4	0.5	3.9	0.0	0.1	0.1	0.1	0.0	0.0	14.2	13.5	5.7
NE	2.7	4.1	0.9	2.2	4.8	0.6	0.2	0.7	0.7	0.2	17.1	18.4	(7.6)
NH	1.0	1.5	0.4	0.8	1.5	0.3	0.1	0.3	0.4	0.2	6.5	6.4	2.0
NY	3.3	13.7	0.6	5.0	1.3	1.3	0.2	0.0	0.0	0.0	25.4	22.2	14.4
NC	13.4	21.1	5.8	12.2	13.1	3.6	0.6	0.8	0.7	1.3	72.6	67.6	7.6
ND	1.5	2.2	0.4	1.2	0.0	0.4	0.1	0.3	0.3	0.1	6.5	7.0	(5.5)
OH	50.4	88.5	10.6	42.2	(0.3)	11.7	3.2	45.7	73.8	14.8	340.6	352.2	(3.3)
PA	15.5	25.5	4.9	16.7	31.2	2.9	0.8	3.0	4.0	1.6	106.1	103.5	2.5
SC	4.5	7.0	1.3	4.2	2.9	1.4	0.2	0.0	0.0	0.1	21.6	19.9	8.3
SD	1.4	2.4	0.3	1.1	2.6	0.2	0.0	0.0	0.0	0.0	8.0	7.0	18.0
TN	8.4	13.9	4.4	9.3	7.0	2.1	0.5	3.9	3.8	1.3	54.6	51.8	5.3
UT	1.4	3.2	0.1	1.9	0.0	0.8	0.2	0.0	0.0	0.0	7.6	6.4	21.6
VT	1.8	2.6	0.5	1.8	4.0	0.2	0.1	0.4	0.5	0.1	12.0	11.0	7.7
VA	13.5	19.8	2.5	13.7	12.2	2.5	0.5	4.0	5.2	1.4	75.3	65.9	14.4
WV	3.0	3.9	1.1	3.2	0.0	0.3	0.1	0.5	0.0	0.1	12.2	12.5	(1.5)
WI	10.4	18.0	2.5	8.1	16.4	1.3	0.8	4.0	5.5	1.7	68.7	69.2	(0.9)
All Other	2.1	3.4	0.0	1.6	2.4	0.6	0.0	0.1	0.0	0.3	10.5	8.5	22.4

Total Agency Direct	$273.8	$452.9	$76.5	$239.7	$207.1	$52.4	$15.3	$148.6	$184.3	$45.5	$1,696.1	$1,651.6	2.7
Other Direct	1.0	0.7	0.2	0.5	5.1	0.0	0.0	1.0	0.6	0.8	9.9	7.3	35.8
Total Direct	$274.8	$453.6	$76.7	$240.2	$212.2	$52.4	$15.3	$149.6	$184.9	$46.3	$1,706.0	$1,658.9	2.8

 2006 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Commercial Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Commercial property:
Written premiums			$122	$134	$115	$113	$122	$126	$256	$248		$361		$476
Earned premiums			123	121	120	113	118	116	244	234		$347		467
Loss and loss expenses ratio			55.8%	72.6%	52.8%	89.1%	42.4%	68.8%	64.2%	55.5%		68.2%		64.2%
Less catastrophe loss ratio			15.9	22.7	11.2	38.8	1.2	4.0	19.3	2.6		16.1		14.9
Loss and loss expenses excluding catastrophe loss ratio			39.9%	49.9%	41.6%	50.3%	41.2%	64.8%	44.9%	52.9%		52.1%		49.3%

Commercial casualty:
Written premiums			$209	$228	$189	$182	$193	$217	$437	$409		$590		$779
Earned premiums			208	197	195	191	192	183	405	375		564		759
Loss and loss expenses ratio			51.8%	51.3%	5.1%	47.7%	54.3%	51.2%	51.6%	53.0%		51.8%		39.8%
Less catastrophe loss ratio			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
Loss and loss expenses excluding catastrophe loss ratio			51.8%	51.3%	5.1%	47.7%	54.3%	51.2%	51.6%	53.0%		51.8%		39.8%

Specialty package:
Written premiums			$34	$40	$32	$35	$34	$37	$74	$71		$105		$138
Earned premiums			35	36	34	34	34	34	71	68		103		137
Loss and loss expenses ratio			82.1%	64.3%	53.4%	64.5%	57.2%	87.8%	73.1%	72.4%		71.5%		67.0%
Less catastrophe loss ratio			29.2	3.6	4.6	4.5	1.8	4.4	16.2	3.1		5.4		5.2
Loss and loss expenses excluding catastrophe loss ratio			52.9%	60.7%	48.8%	60.0%	55.4%	83.4%	56.9%	69.3%		66.1%		61.8%

Commercial auto:
Written premiums			$115	$126	$107	$107	$111	$122	$240	$233		$341		$448
Earned premiums			112	112	117	115	113	113	224	225		340		457
Loss and loss expenses ratio			57.0%	57.7%	61.5%	60.6%	60.2%	57.9%	57.4%	59.0%		59.6%		60.1%
Less catastrophe loss ratio			3.1	0.6	0.0	0.2	0.3	0.0	1.9	0.1		0.1		0.1
Loss and loss expenses excluding catastrophe loss ratio			53.9%	57.1%	61.5%	60.4%	59.9%	57.9%	55.5%	58.9%		59.5%		60.0%

Workers' compensation:
Written premiums			$91	$111	$80	$76	$83	$100	$203	$183		$258		$338
Earned premiums			90	88	85	82	82	79	178	161		244		328
Loss and loss expenses ratio			83.1%	78.6%	134.2%	73.8%	77.0%	76.5%	80.8%	76.8%		75.9%		90.9%
Less catastrophe loss ratio			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
Loss and loss expenses excluding catastrophe loss ratio			83.1%	78.6%	134.2%	73.8%	77.0%	76.5%	80.8%	76.8%		75.9%		90.9%

Surety and executive risk:
Written premiums			$24	$22	$21	$25	$18	$20	$46	$38		$63		$85
Earned premiums			24	21	21	21	19	19	45	38		59		80
Loss and loss expenses ratio			89.6%	26.5%	69.2%	31.5%	7.4%	26.4%	60.1%	16.9%		22.0%		34.2%
Less catastrophe loss ratio			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
Loss and loss expenses excluding catastrophe loss ratio			89.6%	26.5%	69.2%	31.5%	7.4%	26.4%	60.1%	16.9%		22.0%		34.2%

Machinery and equipment:
Written premiums			$8	$7	$6	$7	$6	$7	$15	$13		$20		$26
Earned premiums			7	7	6	7	6	7	14	13		19		26
Loss and loss expenses ratio			27.0%	32.2%	31.6%	21.5%	24.1%	12.3%	29.6%	18.1%		19.3%		22.4%
Less catastrophe loss ratio			0.0	0.0	(0.1)	0.1	0.0	(0.6)	0.1	(0.2)		(0.1)		(0.1)
Loss and loss expenses excluding catastrophe loss ratio			27.0%	32.2%	31.7%	21.4%	24.1%	12.9%	29.5%	18.3%		19.4%		22.5%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

 2006 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Personal Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Homeowner:
Written premiums			$83	$62	$67	$81	$81	$59	$144	$140		$221		$288
Earned premiums			74	73	71	72	70	69	146	139		211		282
Loss and loss expenses ratio			93.1%	64.0%	83.4%	74.3%	75.8%	64.6%	78.6%	70.2%		72.9%		75.6%
Less catastrophe loss ratio			33.1	11.1	43.2	11.5	14.5	(6.1)	22.1	4.3		8.0		17.0
Loss and loss expenses excluding catastrophe loss ratio			60.0%	52.9%	40.2%	62.8%	61.2%	70.7%	56.5%	65.9%		64.9%		58.6%

Personal auto:
Written premiums			$104	$79	$89	$112	$119	$89	$184	$208		$321		$409
Earned premiums			98	101	104	108	110	111	199	221		329		433
Loss and loss expenses ratio			65.8%	60.1%	54.0%	65.0%	59.9%	60.4%	62.9%	60.1%		61.7%		59.9%
Less catastrophe loss ratio			3.6	0.8	0.6	0.4	1.1	0.2	2.2	0.6		0.6		0.6
Loss and loss expenses excluding catastrophe loss ratio			62.2%	59.3%	53.4%	64.6%	58.8%	60.2%	60.7%	59.5%		61.1%		59.3%

Other personal:
Written premiums			$24	$20	$21	$23	$24	$20	$44	$45		$68		$89
Earned premiums			22	22	22	23	22	22	45	44		67		89
Loss and loss expenses ratio			80.9%	47.4%	37.0%	66.9%	38.3%	49.5%	64.2%	41.7%		47.1%		44.6%
Less Catastrophe loss ratio			10.8	3.8	2.0	5.0	1.0	3.9	7.4	2.5		3.3		3.0
Loss and loss expenses excluding catastrophe loss ratio			70.1%	43.6%	35.0%	61.9%	37.3%	45.6%	56.8%	39.2%		43.8%		41.6%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

 2006 Second-Quarter Supplement

Cincinnati Insurance Group
10-Year Property Casualty Data - Consolidated

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Premiums
Adjusted written premiums (statutory)*	$3,097	$3,026	$2,789	$2,496	$2,188	$1,936	$1,681	$1,558	$1,472	$1,384
Codification	0	0	0	0	402	(55)	0	0	0	0
Written premium adjustment -- statutory only	(21)	(29)	26	117	0	0	0	0	0	0
Reported written premiums (statutory)**	3,076	2,997	2,815	2,613	2,590	1,881	1,681	1,558	1,472	1,384
Unearned premiums change	(18)	(78)	(162)	(222)	(517)	(53)	(23)	(15)	(18)	(17)
Earned premiums (GAAP)	$3,058	$2,919	$2,653	$2,391	$2,073	$1,828	$1,658	$1,543	$1,454	$1,367

Year-over-year growth rate:
Adjusted written premiums (statutory)	2.3%	8.5%	11.7%	14.0%	13.0%	15.2%	7.9%	5.8%	6.4%	6.8%
Written premiums (statutory)	2.6%	6.5%	7.7%	0.9%	37.7%	11.9%	7.9%	5.8%	6.4%	6.8%
Earned premiums	4.8%	10.0%	11.0%	15.3%	13.4%	10.3%	7.5%	6.1%	6.4%	8.2%

Statutory combined ratio
Reported statutory combined ratio*	89.0%	89.4%	94.2%	98.4%	99.5%	112.5%	100.4%	104.2%	98.3%	103.5%
Codification	0.0	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	1.2	0.0	0.0	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0	0.0	0.0
Statutory combined ratio (adjusted)	89.0%	89.4%	95.0%	99.6%	103.6%	109.9%	100.4%	104.2%	98.3%	103.5%
Less catastrophe losses	4.1	5.1	3.6	3.6	3.1	2.7	2.5	6.1
Statutory combined ratio excluding catastrophe losses (adjusted)	84.9%	84.3%	91.4%	96.0%	100.5%	107.2%	97.9%	98.1%

Reported commission expense ratio*	19.2%	19.2%	17.6%	15.9%	13.9%	17.4%	17.4%	17.6%
Codification	0.0	0.0	0.0	0.0	2.6	(0.5)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	0.8	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Commission expense ratio (adjusted)	19.2%	19.2%	17.6%	16.7%	16.5%	16.9%	17.4%	17.6%

Reported other expense ratio*	10.5%	10.1%	8.9%	9.6%	8.7%	12.6%	11.4%	11.9%
Codification	0.0	0.0	0.0	0.0	1.5	(0.4)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	0.4	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0
Other expense ratio (adjusted)	10.5%	10.1%	9.7%	10.0%	10.2%	10.5%	11.4%	11.9%

Reported statutory expense ratio*	29.7%	29.3%	26.5%	25.5%	22.6%	30.0%	28.8%	29.5%
Codification	0.0	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	1.2	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0
Statutory expense ratio (adjusted)	29.7%	29.3%	27.3%	26.7%	26.7%	27.4%	28.8%	29.5%

GAAP combined ratio
GAAP combined ratio	89.2%	89.8%	94.7%	99.7%	104.9%	112.8%	100.2%	104.3%	98.4%	103.6%
One-time item	0.0	0.0	0.8	0.0	0.0	(2.1)	0.0	0.0	0.0	0.0
GAAP combined ratio before one-time item	89.2%	89.8%	95.5%	99.7%	104.9%	110.7%	100.2%	104.3%	98.4%	103.6%

Written premiums to surplus
Adjusted premiums to statutory surplus ratio	0.739	0.721	1.002	1.067	0.864
Written premium adjustment	(0.005)	(0.007)	0.010	0.050	0.159
Reported premiums to statutory surplus ratio	0.734	0.714	1.012	1.117	1.023

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.  Ratios are calculated based on whole dollar amounts.

nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period.  Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy.  Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data.  The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

 2006 Second-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Commercial Lines

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000
Premiums
Adjusted written premiums (statutory)*	$2,306	$2,209	$2,009	$1,795	$1,551	$1,326
Codification	0	0	0	0	276	(51)
Written premium adjustment – statutory only	(16)	(23)	22	110	0	0
Reported written premiums (statutory)**	$2,290	$2,186	$2,031	$1,905	$1,827	$1,275
Unearned premiums change	(36)	(60)	(123)	(184)	(374)	(43)
Earned premiums (GAAP)	$2,254	$2,126	$1,908	$1,721	$1,453	$1,232

Year-over-year growth rate:
Adjusted written premiums (statutory)	4.4%	10.0%	11.9%	15.8%	16.9%	20.5%
Written premiums (statutory)	4.7%	7.6%	6.6%	4.2%	43.3%	15.9%
Earned premiums	6.0%	11.4%	10.8%	18.6%	17.9%	13.2%

Statutory combined ratio
Reported statutory combined ratio*	87.1%	83.7%	90.9%	95.3%	96.7%	117.2%
Codification	0.0	0.0	0.0	0.0	4.0	(1.2)
Written premium adjustment – statutory only	nm	nm	nm	1.5	0.0	0.0
One-time item	0.0	0.0	0.7	0.0	0.0	(1.6)
Statutory combined ratio (adjusted)	87.1%	83.7%	91.6%	96.8%	100.7%	114.4%
Less catastrophe losses	3.4	3.4	2.2	2.3	1.9	1.5
Statutory combined ratio excluding catastrophe losses (adjusted)	83.7%	80.3%	89.4%	94.5%	98.8%	112.9%

GAAP combined ratio
GAAP combined ratio	87.4%	84.1%	91.3%	96.6%	101.7%	117.2%
One-time item	0.0	0.0	0.8	0.0	0.0	(2.0)
GAAP combined ratio before one-time item	87.4%	84.1%	92.1%	96.6%	101.7%	115.2%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.  Ratios are calculated based on whole dollar amounts.

nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period.  Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy.  Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data.  The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

 2006 Second-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Personal Lines

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000
Premiums
Adjusted written premiums (statutory)*	$791	$817	$780	$701	$637	$610
Codification	0	0	0	0	126	(4)
Written premium adjustment – statutory only	(5)	(6)	4	7	0	0
Reported written premiums (statutory)**	$786	$811	$784	$708	$763	$606
Unearned premiums change	18	(18)	(39)	(38)	(143)	(10)
Earned premiums (GAAP)	$804	$793	$745	$670	$620	$596

Year-over-year growth rate:
Adjusted written premiums (statutory)	(3.2)%	4.7%	12.0%	9.8%	4.6%	5.0%
Written premiums (statutory)	(3.0)%	3.4%	10.8%	(7.2)%	26.1%	4.3%
Earned premiums	1.4%	6.4%	11.2%	8.1%	4.0%	4.6%

Statutory combined ratio
Reported statutory combined ratio*	94.3%	104.6%	102.9%	106.5%	105.9%	110.6%
Codification	0.0	0.0	0.0	0.0	4.6	(0.2)
Written premium adjustment – statutory only	nm	nm	nm	0.3	0.0	0.0
One-time item	0.0	0.0	1.0	0.0	0.0	(2.0)
Statutory combined ratio (adjusted)	94.3%	104.6%	103.9%	106.8%	110.5%	108.4%
Less catastrophe losses	6.3	9.7	7.3	7.1	5.8	5.4
Statutory combined ratio excluding catastrophe losses (adjusted)	88.0%	94.9%	96.6%	99.7%	104.7%	103.0%

GAAP combined ratio
GAAP combined ratio	94.4%	105.0%	103.6%	107.6%	112.4%	110.4%
One-time item	0.0	0.0	1.1	0.0	0.0	(2.4)
GAAP combined ratio before one-time item	94.4%	105.0%	104.7%	107.6%	112.4%	108.0%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.  Ratios are calculated based on whole dollar amounts.

nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period.  Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy.  Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data.  The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

 2006 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Premiums
Adjusted written premiums (statutory)			$804	$794	$765	$764	$781	$787	$1,600	$1,568		$2,332		$3,097
Written premium adjustment – statutory only			10	33	(38)	(3)	10	10	43	20		17		(21)
Reported written premiums (statutory)*			$814	$829	$727	$761	$791	$797	$1,643	$1,588		$2,349		$3,076
Unearned premiums change			(21)	(51)	48	4	(26)	(44)	(72)	(70)		(66)		(18)
Earned premiums			$793	$778	$775	$765	$765	$753	$1,571	$1,518		$2,283		$3,058

Statutory combined ratio
Reported statutory combined ratio*			93.7%	89.6%	85.8%	96.6%	86.6%	87.3%	91.7%	86.9%		90.1%		89.0%
Written premium adjustment – statutory only			nm	nm	nm	nm	nm	nm	nm	nm		nm		nm
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
Adjusted statutory combined ratio			93.7%	89.6%	85.8%	96.6%	86.6%	87.3%	91.7%	86.9%		90.1%		89.0%
Less catastrophe losses			8.0	5.0	5.6	8.6	2.0	0.3	6.5	1.1		3.6		4.1
Adjusted statutory combined ratio excluding catastrophe losses			85.7%	84.6%	80.2%	88.0%	84.6%	87.0%	85.2%	85.8%		86.5%		84.9%

Reported commission expense ratio*			17.6%	18.1%	20.4%	20.3%	19.3%	16.8%	17.9%	18.0%		18.8%		19.2%
Written premium adjustment – statutory only			nm	nm	nm	nm	nm	nm	nm	nm		nm		nm
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
Adjusted commission expense ratio			17.6%	18.1%	20.4%	20.3%	19.3%	16.8%	17.9%	18.0%		18.8%		19.2%

Reported other expense ratio*			10.8%	10.8%	11.6%	10.8%	10.3%	9.8%	10.8%	10.0%		10.2%		10.5%
Written premium adjustment – statutory only			nm	nm	nm	nm	nm	nm	nm	nm		nm		nm
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
Adjusted other expense ratio			10.8%	10.8%	11.6%	10.8%	10.3%	9.8%	10.8%	10.0%		10.2%		10.5%

Reported statutory expense ratio*			28.4%	28.9%	32.0%	31.1%	29.6%	26.6%	28.7%	28.0%		29.0%		29.7%
Written premium adjustment – statutory only			nm	nm	nm	nm	nm	nm	nm	nm		nm		nm
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
Adjusted statutory expense ratio			28.4%	28.9%	32.0%	31.1%	29.6%	26.6%	28.7%	28.0%		29.0%		29.7%

GAAP combined ratio
GAAP combined ratio			94.5%	92.0%	83.9%	96.6%	87.5%	88.9%	93.3%	88.2%		91.0%		89.2%
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
GAAP combined ratio before one-time item			94.5%	92.0%	83.9%	96.6%	87.5%	88.9%	93.3%	88.2%		91.0%		89.2%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

 2006 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Premiums
Adjusted written premiums (statutory)			$593	$635	$584	$547	$557	$617	$1,228	$1,174		$1,721		$2,306
Written premium adjustment -- statutory only			10	33	(36)	(1)	9	12	43	21		20		(16)
Reported written premiums (statutory)*			$603	$668	$548	$546	$566	$629	$1,271	$1,195		$1,741		$2,290
Unearned premiums change			(4)	(86)	28	18	(3)	(78)	(90)	(81)		(63)		(36)
Earned premiums			$599	$582	$576	$564	$563	$551	$1,181	$1,114		$1,678		$2,254

Statutory combined ratio
Reported statutory combined ratio*			89.6%	87.5%	84.3%	95.5%	83.9%	85.5%	88.6%	84.6%		88.1%		87.1%
Written premium adjustment -- statutory only			nm	nm	nm	nm	nm	nm	nm	nm		nm		nm
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
Adjusted statutory combined ratio			89.6%	87.5%	84.3%	95.5%	83.9%	85.5%	88.6%	84.6%		88.1%		87.1%
Less catastrophe losses			5.6	5.1	2.4	9.5	0.4	1.1	5.3	0.8		3.6		3.4
Adjusted statutory combined ratio excluding catastrophe losses			84.0%	82.4%	81.9%	86.0%	83.5%	84.4%	83.3%	83.8%		84.5%		83.7%

GAAP combined ratio
GAAP combined ratio			90.3%	90.5%	82.1%	95.2%	84.8%	87.5%	90.4%	86.1%		89.2%		87.4%
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
GAAP combined ratio before one-time item			90.3%	90.5%	82.1%	95.2%	84.8%	87.5%	90.4%	86.1%		89.2%		87.4%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

 2006 Second-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Premiums
Adjusted written premiums (statutory)			$211	$161	$181	$217	$223	$170	$372	$393		$611		$791
Written premium adjustment -- statutory only			0	0	(2)	(2)	1	(2)	0	(1)		(3)		(5)
Reported written premiums (statutory)*			$211	$161	$179	$215	$224	$168	$372	$392		$608		$786
Unearned premiums change			(17)	35	20	(14)	(22)	34	18	8		(3)		17
Earned premiums			$194	$196	$199	$201	$202	$202	$390	$404		$605		$804

Statutory combined ratio
Reported statutory combined ratio*			106.4%	98.1%	90.1%	99.9%	93.6%	94.0%	101.6%	93.7%		95.7%		94.3%
Written premium adjustment -- statutory only			nm	nm	nm	nm	nm	nm	nm	nm		nm		nm
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
Adjusted statutory combined ratio			106.4%	98.1%	90.1%	99.9%	93.6%	94.0%	101.6%	93.7%		95.7%		94.3%
Less catastrophe losses			15.6	5.0	14.9	6.3	6.2	2.0	10.3	2.1		3.5		6.3
Adjusted statutory combined ratio excluding catastrophe losses			90.8%	93.1%	75.2%	93.6%	87.4%	96.0%	91.3%	91.6%		92.2%		88.0%

GAAP combined ratio
GAAP combined ratio			107.6%	96.4%	89.0%	100.5%	95.3%	92.7%	102.0%	94.0%		96.1%		94.4%
One-time item			0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0		0.0
GAAP combined ratio before one-time item			107.6%	96.4%	89.0%	100.5%	95.3%	92.7%	102.0%	94.0%		96.1%		94.4%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

 2006 Second-Quarter Supplement

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the three months ended June 30,				For the six months ended June 30,
	2006	2005	Change	% Change	2006	2005	Change	% Change
Revenues:
Premiums earned:
Property casualty	$ 0	$ 0	$ 0	NA	$ 0	$ 0	$ 0	NA
Life	38,150,148	38,053,773	96,374	0.25	73,024,692	69,570,579	3,454,113	4.96
Accident health	1,505,451	1,436,094	69,358	4.83	3,239,348	3,089,251	150,097	4.86
Premiums ceded	(9,912,540)	(10,266,701)	354,161	3.45	(20,233,150)	(19,659,993)	(573,157)	(2.92)
Total premiums earned	29,743,059	29,223,166	519,893	1.78	56,030,890	52,999,837	3,031,053	5.72
Investment income	27,114,967	24,422,519	2,692,448	11.02	53,390,153	48,396,996	4,993,157	10.32
Realized investment gains and losses	249,714	5,352,141	(5,102,427)	(95.33)	42,583,970	7,644,838	34,939,132	457.03
Other income	1,058,226	846,798	211,429	24.97	1,804,280	1,594,320	209,960	13.17
Total revenues	$ 58,165,966	$ 59,844,624	$ (1,678,657)	(2.81)	$ 153,809,293	$ 110,635,991	$ 43,173,302	39.02

Benefits & expenses:
Losses & policy benefits	$ 46,203,300	$ 44,534,290	$ 1,669,010	3.75	$ 75,537,921	$ 79,180,807	$ (3,642,886)	(4.60)
Reinsurance recoveries	(17,842,074)	(18,810,323)	968,250	5.15	(16,977,076)	(29,570,229)	12,593,153	42.59
Commissions	8,828,858	8,696,258	132,599	1.52	17,235,774	16,992,069	243,705	1.43
Other operating expenses	6,764,016	6,726,436	37,580	0.56	12,906,309	11,264,457	1,641,852	14.58
Interest expense	0	0	0	NA	0	0	0	NA
Taxes, licenses & fees	920,480	1,073,625	(153,145)	(14.26)	1,750,889	2,151,112	(400,223)	(18.61)
Incr deferred acq expense	(2,750,888)	(2,032,577)	(718,311)	(35.34)	(7,693,293)	(4,782,772)	(2,910,521)	(60.85)
Other expenses	45	44	1	2.27	109	108	1	0.93
Total expenses	$ 42,123,737	$ 40,187,753	$ 1,935,984	4.82	$ 82,760,633	$ 75,235,553	$ 7,525,081	10.00

Income before income taxes	$ 16,042,229	$ 19,656,871	$ (3,614,641)	(18.39)	$ 71,048,660	$ 35,400,439	$ 35,648,221	100.70

Provision for income taxes:
Current	$ 3,219,524	$ 3,031,405	$ 188,119	6.21	$ 5,353,299	$ 6,245,875	$ (892,576)	(14.29)
Current capital gains/losses	87,400	1,873,249	(1,785,849)	(95.33)	14,904,390	2,675,693	12,228,697	457.03
Deferred	2,402,777	1,811,804	590,973	32.62	5,394,777	3,123,875	2,270,902	72.70
Total income taxes	$ 5,709,701	$ 6,716,458	$ (1,006,757)	(14.99)	$ 25,652,466	$ 12,045,443	$ 13,607,023	112.96

Net income	$ 10,332,528	$ 12,940,413	$ (2,607,884)	(20.15)	$ 45,396,194	$ 23,354,995	$ 22,041,198	94.37

 2006 Second-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the three months ended June 30,			For the six months ended June 30,
	2006	2005	% Change	2006	2005	% Change

Net premiums written	$ 39,137,736.60	$ 50,826,408.30	(23.00)	$ 77,446,205.60	$ 100,310,028.60	(22.79)
Net investment income	27,114,966.43	24,422,518.82	11.02	53,390,152.92	48,396,996.07	10.32
Amortization of interest maintenance reserve	45,868.45	1,414,427.00	(96.76)	82,449.50	1,679,919.00	(95.09)
Commissions and expense allowances on reinsurance ceded	1,937,705.15	2,834,889.60	(31.65)	3,944,304.79	6,452,441.57	(38.87)
Income from fees associated with Separate Accounts	1,058,226.16	846,797.36	24.97	1,804,280.31	1,594,319.63	13.17
Total revenues	$ 69,294,502.78	$ 80,345,041.08	(13.75)	$ 136,667,393.12	$ 158,433,704.87	(13.74)

Death benefits and matured endowments	$ 10,198,197.55	$ 7,332,486.61	39.08	$ 20,638,449.33	$ 15,022,527.94	37.38
Annuity benefits	8,319,768.26	4,699,020.66	77.05	16,155,741.99	7,767,445.31	107.99
Disability benefits and benefits under accident and health contracts	534,746.58	521,623.60	2.52	658,776.64	562,209.61	17.18
Surrender benefits and group conversions	4,409,286.48	3,730,233.58	18.20	11,792,037.90	9,503,648.72	24.08
Interest and adjustments on deposit-type contract funds	1,903,705.42	2,751,374.83	(30.81)	4,754,857.41	5,023,109.51	(5.34)
Increase in aggregate reserves for life and accident and health contracts	23,805,462.82	40,627,409.96	(41.41)	45,356,445.82	77,628,755.97	(41.57)
Payments on supplementary contracts with life contingencies	78,606.39	75,156.91	4.59	154,083.84	147,405.58	4.53
Total benefit expenses	$ 49,249,773.50	$ 59,737,306.15	(17.56)	$ 99,510,392.93	$ 115,655,102.64	(13.96)

Commissions	$ 8,729,108.18	$ 8,696,258.57	0.38	$ 17,036,273.90	$ 16,992,069.38	0.26
General insurance expenses and taxes	8,332,437.85	7,904,098.10	5.42	16,727,746.78	15,818,695.39	5.75
Increase in loading on deferred and uncollected premiums	(1,618,597.44)	(1,309,051.35)	(23.65)	(2,972,289.32)	(3,805,278.35)	21.89
Net transfers to or (from) Separate Accounts	(211,220.00)	0.00	N/A	(211,220.00)	0.00	N/A
Other deductions	45.02	44.15	1.97	108.64	107.96	0.63
Total operating expenses	$ 15,231,773.61	$ 15,291,349.47	(0.39)	$ 30,580,620.00	$ 29,005,594.38	5.43

Federal and Foreign Income Taxes Incurred	2,914,409.88	3,589,629.00	(18.81)	4,803,602.10	6,577,240.00	(26.97)

Net gain from operations before realized capital gains or (losses)	$ 1,898,545.79	$ 1,726,756.46	9.95	$ 1,772,778.09	$ 7,195,767.85	(75.36)

Net realized gains or (losses) net of capital gains tax	0.22	109,922.36	(100.00)	27,697,575.73	1,320,603.67	1997.34

Net Income (Statutory)	$ 1,898,546.01	$ 1,836,678.82	3.37	$ 29,470,353.82	$ 8,516,371.52	246.04

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance
Commissioners and filed with the appropriate regulatory bodies.

 2006 Second-Quarter Supplement

The Cincinnati Life Insurance Company
Expenses as a Percentage of Premium

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05	06/30/06	06/30/05	09/30/06	09/30/05	12/31/06	12/31/05
Gross Written Premiums			$51	$50	$57	$66	$64	$62	$101	$126		$192		$249
Bank Owned Life Insurance (BOLI) Adjustment			0	0	0	0	0	0	0	0		0		0
Adjusted Gross Written Premiums			$51	$50	$57	$66	$64	$62	$101	$126		$192		$249

Insurance Expense			$7	$7	$8	$7	$7	$7	$14	$14		$21		$29

Expense Ratio			13.5%	14.5%	14.4%	10.3%	10.7%	10.9%	14.0%	10.8%		10.8%		11.7%
Expense Ratio based on Adjusted Gross Written Premium			13.5%	14.5%	14.4%	10.3%	10.7%	10.9%	14.0%	10.8%		10.8%		11.7%

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000
Gross Written Premiums	$249	$230	$173	$244	$122	$157
Bank Owned Life Insurance (BOLI) Adjustment	0	(10)	0	(34)	0	(20)
Adjusted Gross Written Premiums	$249	$220	$173	$210	$122	$137

Insurance Expense	$29	$25	$25	$27	$25	$20

Expense Ratio	11.7%	11.1%	14.8%	10.9%	20.6%	12.9%
Expense Ratio based on Adjusted Gross Written Premium	11.7%	11.6%	14.8%	12.6%	20.6%	14.8%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

 2006 Second-Quarter Supplement